Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT*

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	34,396				34,396	36,179	48,577	44,955	40,279	169,990
Equity in earnings of affiliates	611				611	685	917	782	584	2,968
Net gain on dispositions	34				34	1	—	1	5	7
Other income (loss)**	48				48	(143)	(185)	3,026	39	2,737
Total Revenues and Other Income	35,089				35,089	36,722	49,309	48,764	40,907	175,702

Costs and Expenses
Purchased crude oil and products	29,341				29,341	33,495	42,645	38,646	35,146	149,932
Operating expenses	1,578				1,578	1,340	1,431	1,612	1,728	6,111
Selling, general and administrative expenses	605				605	433	488	617	630	2,168
Depreciation and amortization	476				476	338	359	430	502	1,629
Impairments	8				8	—	2	—	58	60
Taxes other than income taxes	207				207	149	118	133	130	530
Accretion on discounted liabilities	6				6	6	6	5	6	23
Interest and debt expense	192				192	135	133	158	193	619
Foreign currency transaction (gains) losses	25				25	(2)	21	5	(33)	(9)
Total Costs and Expenses	32,438				32,438	35,894	45,203	41,606	38,360	161,063
Income before income taxes	2,651				2,651	828	4,106	7,158	2,547	14,639
Income tax expense	574				574	171	924	1,618	535	3,248
Net Income	2,077				2,077	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116				116	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961				1,961	582	3,167	5,391	1,884	11,024

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	4.21				4.21	1.29	6.55	11.19	3.99	23.36
Diluted	4.20				4.20	1.29	6.53	11.16	3.97	23.27

Weighted-Average Common Shares Outstanding (thousands)
Basic	464,810				464,810	449,298	483,088	481,388	471,859	471,497
Diluted	467,034				467,034	450,011	485,035	483,036	474,327	473,731

Effective tax rate (%)	21.7%				21.7%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%				21.6%	20.7%	21.9%	22.3%	22.0%	22.0%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment loss on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	702				702	212	258	3,608	656	4,734
Chemicals	198				198	396	273	135	52	856
Refining*	1,608				1,608	173	3,096	2,907	1,640	7,816
Marketing and Specialties*	426				426	296	739	828	539	2,402
Corporate and Other	(283)				(283)	(249)	(260)	(320)	(340)	(1,169)
Income before income taxes	2,651				2,651	828	4,106	7,158	2,547	14,639
Less: income tax expense	574				574	171	924	1,618	535	3,248
Net Income	2,077				2,077	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116				116	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961				1,961	582	3,167	5,391	1,884	11,024
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	270				270	278	250	229	237	994
NGL and Other*	420				420	92	248	412	448	1,200
NOVONIX**	(12)				(12)	(158)	(240)	(33)	(11)	(442)
Total Midstream	678				678	212	258	608	674	1,752
Chemicals	198				198	396	273	135	52	856
Refining
Atlantic Basin/Europe*	142				142	152	1,111	530	618	2,411
Gulf Coast*	705				705	58	958	746	360	2,122
Central Corridor*	739				739	(135)	513	1,343	716	2,437
West Coast*	22				22	115	610	264	(68)	921
Total Refining	1,608				1,608	190	3,192	2,883	1,626	7,891
Total Marketing and Specialties*	426				426	296	739	828	539	2,402
Corporate and Other	(248)				(248)	(249)	(235)	(246)	(280)	(1,010)
Adjusted income before income taxes	2,662				2,662	845	4,227	4,208	2,611	11,891
Less: adjusted income tax expense	576				576	175	927	937	574	2,613
Adjusted Net Income	2,086				2,086	670	3,300	3,271	2,037	9,278
Less: adjusted net income attributable to noncontrolling interests	121				121	75	15	149	138	377
Adjusted Net Income Attributable to Phillips 66	1,965				1,965	595	3,285	3,122	1,899	8,901
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset disposition	36				36	—	—	—	—	—
Merger transaction costs	—				—	—	—	(13)	—	(13)
Gain related to merger of businesses	—				—	—	—	3,013	—	3,013
DCP integration restructuring costs*	(12)				(12)	—	—	—	(18)	(18)
Total Midstream	24				24	—	—	3,000	(18)	2,982

Chemicals	—				—	—	—	—	—	—

Refining
Hurricane-related costs (recovery)	—				—	(17)	—	24	14	21
Alliance shutdown-related costs**	—				—	—	(26)	—	—	(26)
Regulatory compliance costs	—				—	—	(70)	—	—	(70)
Total Refining	—				—	(17)	(96)	24	14	(75)

Marketing and Specialties	—				—	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs***	(35)				(35)	—	(25)	(74)	(60)	(159)
Total Corporate and Other	(35)				(35)	—	(25)	(74)	(60)	(159)

Total Special Items (Pre-tax)	(11)				(11)	(17)	(121)	2,950	(64)	2,748

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items****	(2)				(2)	(4)	(28)	681	(14)	635
Other tax impacts	—				—	—	25	—	(25)	—
Total Income Tax Expense (Benefit)	(2)				(2)	(4)	(3)	681	(39)	635

Less: Income (Loss) Attributable to Noncontrolling Interests
DCP integration restructuring costs*	(5)				(5)	—	—	—	(10)	(10)
Total Income (Loss) Attributable to Noncontrolling Interests	(5)				(5)	—	—	—	(10)	(10)

Total Phillips 66 Special Items (After-tax)	(4)				(4)	(13)	(118)	2,269	(15)	2,123

* Restructuring costs, related to the integration of DCP Midstream, primarily reflect severance costs and consulting fees. A portion of these costs are attributable to noncontrolling interests.
** Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
*** Restructuring costs are related to Phillips 66’s multi-year business transformation efforts are primarily due to consulting fees. Additionally, fourth-quarter of 2022 included a held-for-sale asset impairment of $45 million.
**** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	36				36	—	—	182	—	182
NGL and Other	(12)				(12)	—	—	2,818	(18)	2,800
NOVONIX	—				—	—	—	—	—	—
Total Midstream	24				24	—	—	3,000	(18)	2,982

Refining
Atlantic Basin/Europe	—				—	—	(9)	—	—	(9)
Gulf Coast	—				—	(17)	(52)	24	14	(31)
Central Corridor	—				—	—	(22)	—	—	(22)
West Coast	—				—	—	(13)	—	—	(13)
Total Refining	—				—	(17)	(96)	24	14	(75)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	2,077				2,077	657	3,182	5,540	2,012	11,391
Depreciation and amortization	476				476	338	359	430	502	1,629
Impairments	8				8	—	2	—	58	60
Accretion on discounted liabilities	6				6	6	6	5	6	23
Deferred income taxes	146				146	142	148	856	174	1,320
Undistributed equity earnings	(242)				(242)	(100)	(390)	(495)	(323)	(1,308)
Net gain on dispositions	(34)				(34)	(1)	—	(1)	(5)	(7)
Gain related to merger of businesses	—				—	—	—	(3,013)	—	(3,013)
Unrealized investment loss**	11				11	169	221	28	15	433
Other	14				14	40	80	(105)	202	217
Net working capital changes	(1,263)				(1,263)	(115)	(1,825)	(101)	2,109	68
Net Cash Provided by Operating Activities	1,199				1,199	1,136	1,783	3,144	4,750	10,813

Cash Flows From Investing Activities
Capital expenditures and investments	(378)				(378)	(370)	(376)	(735)	(713)	(2,194)
Return of investments in equity affiliates	60				60	15	33	30	47	125
Proceeds from asset dispositions	77				77	1	1	1	1	4
Advances/loans—related parties	—				—	—	(75)	—	—	(75)
Collection of advances/loans—related parties	—				—	—	101	135	426	662
Other	(24)				(24)	(74)	25	32	7	(10)
Net Cash Used in Investing Activities	(265)				(265)	(428)	(291)	(537)	(232)	(1,488)

Cash Flows From Financing Activities
Issuance of debt	2,488				2,488	—	—	—	453	453
Repayment of debt	(1,223)				(1,223)	(24)	(1,457)	(476)	(926)	(2,883)
Issuance of common stock	10				10	23	44	—	36	103
Repurchase of common stock	(800)				(800)	—	(66)	(694)	(753)	(1,513)
Dividends paid on common stock	(486)				(486)	(404)	(467)	(466)	(456)	(1,793)
Distributions to noncontrolling interests	(58)				(58)	(77)	(24)	(3)	(81)	(185)
Repurchase of noncontrolling interests	—				—	—	—	—	(500)	(500)
Other	(48)				(48)	(30)	(7)	(18)	(15)	(70)
Net Cash Used in Financing Activities	(117)				(117)	(512)	(1,977)	(1,657)	(2,242)	(6,388)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	15				15	(8)	(41)	(15)	113	49

Net Change in Cash and Cash Equivalents	832				832	188	(526)	935	2,389	2,986
Cash and cash equivalents at beginning of period	6,133				6,133	3,147	3,335	2,809	3,744	3,147
Cash and Cash Equivalents at End of Period	6,965				6,965	3,335	2,809	3,744	6,133	6,133
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*†	124				124	163	105	461	314	1,043
Chemicals	—				—	—	—	—	—	—
Refining†	227				227	172	221	211	324	928
Marketing and Specialties	11				11	11	19	30	29	89
Corporate and Other	16				16	24	31	33	46	134
Consolidated Capital Expenditures and Investments	378				378	370	376	735	713	2,194
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.
† Refer to Change in Basis of Presentation discussion on page 14.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	142				142	113	161	158	269	701
WRB (Refining)	45				45	42	47	36	52	177
Selected Equity Affiliates	187				187	155	208	194	321	878

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation*	306				306	278	250	411	237	1,176
NGL and Other*	408				408	92	248	3,230	430	4,000
NOVONIX	(12)				(12)	(158)	(240)	(33)	(11)	(442)
Income before Income Taxes	702				702	212	258	3,608	656	4,734
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	125				125	154	133	133	125	545
NGL and Other	26				26	73	186	81	31	371
NOVONIX	—				—	—	—	—	—	—
Total	151				151	227	319	214	156	916

NOVONIX Investment
Unrealized Investment Loss	(11)				(11)	(169)	(221)	(28)	(15)	(433)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)				(1)	11	(19)	(5)	4	(9)
Change in Fair Value of NOVONIX Investment	(12)				(12)	(158)	(240)	(33)	(11)	(442)

Depreciation and Amortization*
Transportation	40				40	39	43	46	46	174
NGL and Other**	184				184	50	50	115	179	394
NOVONIX	—				—	—	—	—	—	—
Total	224				224	89	93	161	225	568
* Excludes D&A of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Transportation	179				179	186	187	224	217	814
NGL and Other**	371				371	81	89	281	393	844
NOVONIX	—				—	—	—	—	—	—
Total	550				550	267	276	505	610	1,658
* Excludes operating and SG&A expenses of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Transportation Volumes (MB/D)
Pipelines*	3,039				3,039	3,099	3,066	3,084	3,109	3,089
Terminals	3,203				3,203	2,900	2,917	3,066	3,039	2,981
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	660				660	452	469	508	686	529
NGL Production (MB/D)**	421				421	400	438	434	420	423
NGL Pipelines Throughput (MB/D)***	918				918	885	927	946	894	913
Wellhead Volume (Bcf/D)**	4.5				4.5	4.1	4.4	4.5	4.5	4.4
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.
*** Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills and DCP Southern Hills.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.74				0.74	1.10	1.15	0.98	0.76	1.00
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	702				702	212	258	3,608	656	4,734
Plus:
Depreciation and amortization	224				224	89	93	161	225	568
EBITDA*	926				926	301	351	3,769	881	5,302

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)				(36)	—	—	—	—	—
Merger transaction costs	—				—	—	—	13	—	13
Gain related to merger of businesses	—				—	—	—	(3,013)	—	(3,013)
DCP integration restructuring costs	12				12	—	—	—	18	18
Total Special Item Adjustments (pre-tax)	(24)				(24)	—	—	(3,000)	18	(2,982)
Change in Fair Value of NOVONIX Investment**	12				12	158	240	33	11	442
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	914				914	459	591	802	910	2,762

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4				4	2	4	4	3	13
Proportional share of selected equity affiliates net interest	13				13	41	39	26	13	119
Proportional share of selected equity affiliates depreciation and amortization	41				41	56	57	51	45	209
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)				(226)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA*	746				746	534	670	677	795	2,676
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	306				306	278	250	411	237	1,176
Plus:
Depreciation and amortization	40				40	39	43	46	46	174
EBITDA*	346				346	317	293	457	283	1,350

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)				(36)	—	—	—	—	—
Gain related to merger of businesses	—				—	—	—	(182)	—	(182)
EBITDA, Adjusted for Special Items*	310				310	317	293	275	283	1,168

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4				4	2	3	4	3	12
Proportional share of selected equity affiliates net interest	13				13	21	19	16	13	69
Proportional share of selected equity affiliates depreciation and amortization	27				27	37	38	34	27	136
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(4)				(4)	(24)	(21)	(11)	(3)	(59)
Adjusted EBITDA*	350				350	353	332	318	323	1,326
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes*	408				408	92	248	3,230	430	4,000
Plus:
Depreciation and amortization	184				184	50	50	115	179	394
EBITDA*	592				592	142	298	3,345	609	4,394

Special Item Adjustments (pre-tax):
Merger transaction costs	—				—	—	—	13	—	13
Gain related to merger of businesses	—				—	—	—	(2,831)	—	(2,831)
DCP integration restructuring costs	12				12	—	—	—	18	18
EBITDA, Adjusted for Special Items*	604				604	142	298	527	627	1,594

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	1	—	—	1
Proportional share of selected equity affiliates net interest	—				—	20	20	10	—	50
Proportional share of selected equity affiliates depreciation and amortization	14				14	19	19	17	18	73
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(222)				(222)	—	—	(195)	(173)	(368)
Adjusted EBITDA*	396				396	181	338	359	472	1,350
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	198				198	396	273	135	52	856

Equity in Earnings of Affiliate	195				195	393	271	129	49	842

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	390				390	764	544	257	97	1,662

Income before Income Taxes	401				401	787	566	275	106	1,734

Depreciation and Amortization	142				142	141	144	145	155	585

Net Interest Expense*	6				6	23	11	12	9	55
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	283				283	225	322	317	538	1,402
Return of Investments from Equity Companies	—				—	(26)	(34)	(5)	—	(65)

Olefins and Polyolefins Capacity Utilization (%)	94%				94%	99%	94%	90%	83%	91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.0				26.0	39.5	35.0	31.6	26.7	33.2
HDPE Blow Molding, Domestic Spot (cents/lb)	45.8				45.8	69.8	69.8	52.9	43.3	58.9

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.6				14.6	22.1	28.0	26.7	21.7	24.6
HDPE Blow Molding, Total Cash Cost (cents/lb)	40.1				40.1	53.9	49.8	46.6	41.2	47.9

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	17.1				17.1	33.4	26.9	11.2	7.1	19.6
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	198				198	396	273	135	52	856
Plus:
None	—				—	—	—	—	—	—
EBITDA	198				198	396	273	135	52	856

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
EBITDA, Adjusted for Special Items	198				198	396	273	135	52	856

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20				20	29	38	25	12	104
Proportional share of selected equity affiliates net interest	1				1	11	6	5	4	26
Proportional share of selected equity affiliates depreciation and amortization	102				102	101	103	103	104	411
Adjusted EBITDA	321				321	537	420	268	172	1,397

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe*	142				142	152	1,102	530	618	2,402
Gulf Coast*	705				705	41	906	770	374	2,091
Central Corridor*	739				739	(135)	491	1,343	716	2,415
West Coast*	22				22	115	597	264	(68)	908
Income before Income Taxes	1,608				1,608	173	3,096	2,907	1,640	7,816
* Refer to Change in Basis of Presentation discussion on page 14.

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	3.60				3.60	3.17	22.10	10.72	11.88	12.05
Gulf Coast	13.73				13.73	0.79	17.25	15.27	7.77	10.29
Central Corridor	28.42				28.42	(5.70)	21.69	53.36	27.01	24.64
West Coast	0.77				0.77	3.98	19.77	9.14	(2.47)	7.86
Worldwide	11.07				11.07	1.13	19.95	18.89	10.64	12.69

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	16.13				16.13	11.71	30.39	19.22	19.58	20.30
Gulf Coast	21.28				21.28	8.59	25.71	22.30	16.35	18.25
Central Corridor	26.86				26.86	7.89	26.72	38.76	25.03	24.96
West Coast	16.53				16.53	17.74	33.31	28.64	16.77	24.31
Worldwide	20.72				20.72	10.83	28.62	26.87	19.73	21.55
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)				(2)	(3)	(2)	(2)	(2)	(9)
Gulf Coast	1				1	(2)	(3)	(1)	(1)	(7)
Central Corridor	200				200	(16)	228	294	257	763
West Coast	—				—	—	—	—	—	—
Total	199				199	(21)	223	291	254	747

Depreciation and Amortization*
Atlantic Basin/Europe	50				50	52	51	50	49	202
Gulf Coast**	60				60	56	67	58	61	242
Central Corridor	38				38	35	36	36	40	147
West Coast	54				54	60	63	76	76	275
Total	202				202	203	217	220	226	866
* Excludes D&A of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Atlantic Basin/Europe**	375				375	302	303	329	349	1,283
Gulf Coast**	290				290	321	325	277	326	1,249
Central Corridor**	187				187	197	277	193	204	871
West Coast**	360				360	313	314	458	432	1,517
Total	1,212				1,212	1,133	1,219	1,257	1,311	4,920
* Excludes operating and SG&A expenses of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	124				124	13	22	44	52	131
Gulf Coast	56				56	31	40	53	101	225
Central Corridor	12				12	26	117	17	17	177
West Coast	42				42	32	44	111	66	253
Total	234				234	102	223	225	236	786
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22				22	19	14	14	6	53
Gulf Coast*	33				33	27	22	19	19	87
Central Corridor	25				25	18	18	16	5	57
West Coast	33				33	24	19	31	17	91
Total	113				113	88	73	80	47	288
* Refer to Change in Basis of Presentation discussion on page 14.

Foreign Currency Gains (Losses) Pre-Tax	(21)				(21)	(8)	(10)	(5)	30	7

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	199				199	(21)	223	291	254	747
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(428)				(428)	(228)	(495)	(539)	(499)	(1,761)
Equity affiliate-related expenses not included in Realized Refining Margins	(229)				(229)	(249)	(272)	(248)	(245)	(1,014)
Regional Totals
Atlantic Basin/Europe	(28)				(28)	(26)	(28)	(24)	(24)	(102)
Gulf Coast	1				1	(2)	(3)	(1)	(1)	(7)
Central Corridor	(202)				(202)	(221)	(241)	(223)	(220)	(905)
Total	(229)				(229)	(249)	(272)	(248)	(245)	(1,014)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes*	1,608				1,608	173	3,096	2,907	1,640	7,816
Plus:
Depreciation and amortization*	202				202	203	217	220	226	866
EBITDA*	1,810				1,810	376	3,313	3,127	1,866	8,682

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—				—	17	—	(24)	(14)	(21)
Alliance shutdown-related costs	—				—	—	20	—	—	20
Regulatory compliance costs	—				—	—	70	—	—	70
EBITDA, Adjusted for Special Items*	1,810				1,810	393	3,403	3,103	1,852	8,751

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	1	1	2
Proportional share of selected equity affiliates net interest	1				1	2	3	1	—	6
Proportional share of selected equity affiliates depreciation and amortization	23				23	23	23	22	24	92
Adjusted EBITDA*	1,834				1,834	418	3,429	3,127	1,877	8,851
* Refer to Change in Basis of Presentation discussion on page 14.

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	443				443	503	526	525	542	524
Total Processed Inputs (MB/D)	438				438	533	548	538	566	546
Crude Oil Capacity Utilization (%)	82%				82%	94%	98%	98%	101%	98%
Clean Product Yield (%)	84%				84%	85%	83%	82%	83%	83%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	519				519	497	500	481	473	488
Total Processed Inputs (MB/D)	571				571	579	577	548	523	557
Crude Oil Capacity Utilization (%)	98%				98%	94%	94%	91%	89%	92%
Clean Product Yield (%)	77%				77%	77%	79%	81%	81%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	475				475	453	435	492	497	469
Total Processed Inputs (MB/D)	492				492	470	446	509	515	485
Crude Oil Capacity Utilization (%)	89%				89%	85%	82%	93%	94%	88%
Clean Product Yield (%)	89%				89%	88%	87%	88%	91%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	281				281	294	306	290	269	290
Total Processed Inputs (MB/D)	316				316	321	332	314	299	316
Crude Oil Capacity Utilization (%)	88%				88%	81%	84%	80%	74%	80%
Clean Product Yield (%)	86%				86%	90%	85%	90%	89%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,718				1,718	1,747	1,767	1,788	1,781	1,771
Total Processed Inputs (MB/D)	1,817				1,817	1,903	1,903	1,909	1,903	1,904
Crude Oil Capacity Utilization (%)	90%				90%	89%	90%	91%	91%	90%
Clean Product Yield (%)	83%				83%	84%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	170				170	226	221	210	230	222
Distillates	187				187	210	216	215	226	217
Other	81				81	102	113	114	113	110
Total	438				438	538	550	539	569	549
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	222				222	233	231	223	226	228
Distillates	205				205	194	206	200	185	196
Other	153				153	163	149	134	118	141
Total	580				580	590	586	557	529	565

Central Corridor*
Gasoline	245				245	235	211	246	260	238
Distillates	191				191	176	176	200	206	190
Other	58				58	63	59	66	52	59
Total	494				494	474	446	512	518	487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	165				165	166	156	158	156	159
Distillates	106				106	123	126	124	110	121
Other	43				43	32	48	30	29	35
Total	314				314	321	330	312	295	315

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	802				802	860	819	837	872	847
Distillates	689				689	703	724	739	727	724
Other	335				335	360	369	344	312	345
Total	1,826				1,826	1,923	1,912	1,920	1,911	1,916

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	76.11				76.11	94.49	108.66	91.76	82.85	94.44
Brent	81.27				81.27	101.40	113.78	100.85	88.71	101.19
LLS	79.00				79.00	96.77	110.15	94.19	85.50	96.65
ANS	79.14				79.14	95.61	112.48	99.12	87.99	98.80
WTI less Maya	13.28				13.28	5.62	4.87	7.30	11.26	7.26
WTI less WCS (settlement differential)	24.77				24.77	14.53	12.80	19.86	25.66	18.22

Natural Gas ($/MMBtu)
Henry Hub	2.67				2.67	4.60	7.39	7.96	5.55	6.38

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	20.45				20.45	13.57	41.02	25.69	20.39	25.17
East Coast Distillate less Brent	42.42				42.42	28.40	68.16	49.04	73.13	54.68
Gulf Coast
Gulf Coast Gasoline less LLS	21.42				21.42	16.24	32.87	17.21	11.51	19.46
Gulf Coast Distillate less LLS	41.66				41.66	28.52	57.49	52.51	56.08	48.65
Central Corridor
Central Gasoline less WTI	26.02				26.02	16.17	36.31	27.38	14.73	23.65
Central Distillate less WTI	42.25				42.25	27.31	60.45	60.24	59.20	51.80
West Coast
West Coast Gasoline less ANS	35.35				35.35	31.92	51.66	46.29	27.03	39.23
West Coast Distillate less ANS	43.08				43.08	32.28	58.37	50.26	54.10	48.75

Composite Market Crack Spread ($/BBL)**	30.59				30.59	21.93	46.72	36.29	32.12	34.26

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	8.20				8.20	6.44	7.80	8.11	8.54	7.72
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes*	426				426	296	739	828	539	2,402
* Refer to Change in Basis of Presentation discussion on page 14.

Income before Income Taxes ($/BBL)
U.S.	1.79				1.79	1.13	2.86	2.16	1.65	1.95
International	4.93				4.93	0.92	7.30	12.60	8.54	7.44

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.30				2.30	1.59	3.24	2.49	2.05	2.34
International	6.45				6.45	2.30	8.20	12.40	9.94	8.29
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	211				211	246	263	298	180	987
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	66				66	85	104	148	126	463

Depreciation and Amortization*	27				27	27	29	27	27	110
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*†	321				321	318	359	344	336	1,357
* Excludes operating and SG&A expenses of all equity affiliates.
† Refer to Change in Basis of Presentation discussion on page 14.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,021				1,021	1,046	1,089	1,096	1,078	1,077
Distillates	675				675	834	789	757	774	788
Other	—				—	—	—	—	—	—
Total	1,696				1,696	1,880	1,878	1,853	1,852	1,865

International Marketing
Gasoline	90				90	83	87	94	94	90
Distillates	173				173	177	171	178	170	174
Other	19				19	17	19	16	20	18
Total	282				282	277	277	288	284	282

Worldwide Marketing
Gasoline	1,111				1,111	1,129	1,176	1,190	1,172	1,167
Distillates	848				848	1,011	960	935	944	962
Other	19				19	17	19	16	20	18
Total	1,978				1,978	2,157	2,155	2,141	2,136	2,147

Foreign Currency Gains (Losses) Pre-Tax	(4)				(4)	1	7	6	(4)	10

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	426				426	296	739	828	539	2,402
Plus:
Depreciation and amortization	27				27	27	29	27	27	110
EBITDA*	453				453	323	768	855	566	2,512

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
EBITDA, Adjusted for Special Items*	453				453	323	768	855	566	2,512

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5				5	6	6	7	5	24
Proportional share of selected equity affiliates net interest	9				9	5	5	6	8	24
Proportional share of selected equity affiliates depreciation and amortization	20				20	21	18	18	19	76
Adjusted EBITDA*	487				487	355	797	886	598	2,636
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(283)				(283)	(249)	(260)	(320)	(340)	(1,169)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(124)				(124)	(132)	(127)	(136)	(142)	(537)
Corporate overhead and other	(159)				(159)	(117)	(133)	(184)	(198)	(632)
Total	(283)				(283)	(249)	(260)	(320)	(340)	(1,169)

Net Interest Expense
Interest expense	(198)				(198)	(144)	(141)	(167)	(200)	(652)
Capitalized interest	6				6	9	8	9	7	33
Interest income	68				68	3	6	22	51	82
Total	(124)				(124)	(132)	(127)	(136)	(142)	(537)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(283)				(283)	(249)	(260)	(320)	(340)	(1,169)
Plus:
Net interest expense	124				124	132	127	136	142	537
Depreciation and amortization	23				23	19	20	22	24	85
EBITDA	(136)				(136)	(98)	(113)	(162)	(174)	(547)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	35				35	—	25	74	60	159
EBITDA, Adjusted for Special Items	(101)				(101)	(98)	(88)	(88)	(114)	(388)

Other Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Adjusted EBITDA	(101)				(101)	(98)	(88)	(88)	(114)	(388)

Foreign Currency Gains (Losses) Pre-Tax	1				1	(1)	—	(1)	3	1

Phillips 66 Total Company Debt
Total Debt	18,485				18,485	14,434	12,969	17,657	17,190	17,190
Debt-to-Capital Ratio (%)	35%				35%	39%	35%	35%	34%	34%

Total Equity	34,916				34,916	22,121	24,573	33,309	34,106	34,106

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	2,077				2,077	657	3,182	5,540	2,012	11,391
Plus:
Income tax expense	574				574	171	924	1,618	535	3,248
Net interest expense	124				124	132	127	136	142	537
Depreciation and amortization	476				476	338	359	430	502	1,629
Phillips 66 EBITDA*	3,251				3,251	1,298	4,592	7,724	3,191	16,805

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—				—	17	—	(24)	(14)	(21)
Net gain on asset disposition	(36)				(36)	—	—	—	—	—
Alliance shutdown-related costs	—				—	—	20	—	—	20
Regulatory compliance costs	—				—	—	70	—	—	70
DCP integration restructuring costs	12				12	—	—	—	18	18
Business transformation restructuring costs	35				35	—	25	74	60	159
Merger transaction costs	—				—	—	—	13	—	13
Gain related to merger of businesses	—				—	—	—	(3,013)	—	(3,013)
Total Special Item Adjustments (pre-tax)	11				11	17	115	(2,950)	64	(2,754)
Change in Fair Value of NOVONIX Investment**	12				12	158	240	33	11	442
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	3,274				3,274	1,473	4,947	4,807	3,266	14,493

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29				29	37	48	37	21	143
Proportional share of selected equity affiliates net interest	24				24	59	53	38	25	175
Proportional share of selected equity affiliates depreciation and amortization	186				186	201	201	194	192	788
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)				(226)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA attributable to public ownership interest in PSXP†	—				—	(82)	—	—	—	(82)
Phillips 66 Adjusted EBITDA*	3,287				3,287	1,664	5,228	4,870	3,328	15,090

* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation—In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward. During the fourth quarter of 2022, we changed the internal financial information reviewed by our chief executive officer to evaluate results and allocate resources to reflect the realignment of certain businesses between segments and business lines. We determined this realignment resulted in a change in the composition of our operating segments. Accordingly, prior period results have been recast for comparability. The primary effects of this realignment included moving the results of certain processing assets at our Sweeny and Lake Charles refineries, in the Gulf Coast Region, from the Midstream segment (NGL and Other) to the Refining segment. Additionally, commissions charged to the Refining segment by the Marketing and Specialties segment related to sales of specialty products were eliminated and the costs of the sales organization were reclassified from the Marketing and Specialties segment to the Refining segment. Additionally, we no longer present disaggregated business line results for our Chemicals and Marketing and Specialties segments.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income before income taxes	142				142	152	1,102	530	618	2,402
Plus:
Taxes other than income taxes	22				22	19	14	14	6	53
Depreciation, amortization and impairments	50				50	52	51	50	50	203
Selling, general and administrative expenses	10				10	6	7	18	10	41
Operating expenses	365				365	296	296	311	339	1,242
Equity in losses of affiliates	2				2	3	2	2	2	9
Other segment (income) expense, net	20				20	12	8	2	(28)	(6)
Proportional share of refining gross margins contributed by equity affiliates	26				26	23	26	22	22	93
Special items:
Regulatory compliance costs	—				—	—	9	—	—	9
Realized refining margins	637				637	563	1,515	949	1,019	4,046

Total processed inputs (MB)	39,472				39,472	48,015	49,854	49,420	52,030	199,319
Adjusted total processed inputs (MB)	39,472				39,472	48,015	49,854	49,420	52,030	199,319

Income before income taxes ($/BBL)**	3.60				3.60	3.17	22.10	10.72	11.88	12.05
Realized refining margins ($/BBL)***	16.13				16.13	11.71	30.39	19.22	19.58	20.30

GULF COAST
Income before income taxes	705				705	41	906	770	374	2,091
Plus:
Taxes other than income taxes	33				33	27	22	19	19	87
Depreciation, amortization and impairments	60				60	56	67	59	68	250
Selling, general and administrative expenses	4				4	4	5	4	6	19
Operating expenses	286				286	317	320	273	320	1,230
Equity in (earnings) losses of affiliates	(1)				(1)	2	3	1	1	7
Other segment expense, net	5				5	—	1	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	—				—	—	—	—	—	—
Special items:
Regulatory compliance costs	—				—	—	26	—	—	26
Realized refining margins	1,092				1,092	447	1,350	1,126	788	3,711

Total processed inputs (MB)	51,349				51,349	52,151	52,523	50,435	48,160	203,269
Adjusted total processed inputs (MB)	51,349				51,349	52,151	52,523	50,435	48,160	203,269

Income before income taxes ($/BBL)**	13.73				13.73	0.79	17.25	15.27	7.77	10.29
Realized refining margins ($/BBL)***	21.28				21.28	8.59	25.71	22.30	16.35	18.25

CENTRAL CORRIDOR
Income (loss) before income taxes	739				739	(135)	491	1,343	716	2,415
Plus:
Taxes other than income taxes	25				25	18	18	16	5	57
Depreciation, amortization and impairments	38				38	35	36	36	40	147
Selling, general and administrative expenses	21				21	13	13	14	22	62
Operating expenses	166				166	184	264	179	182	809
Equity in (earnings) losses of affiliates	(200)				(200)	16	(228)	(294)	(257)	(763)
Other segment (income) expense, net	(1)				(1)	(4)	2	4	—	2
Proportional share of refining gross margins contributed by equity affiliates	402				402	205	469	517	477	1,668
Special items:
Regulatory compliance costs	—				—	—	22	—	—	22
Realized refining margins	1,190				1,190	332	1,087	1,815	1,185	4,419

Total processed inputs (MB)	26,004				26,004	23,691	22,635	25,167	26,504	97,997
Adjusted total processed inputs (MB)*	44,315				44,315	42,267	40,629	46,857	47,359	177,112

Income (loss) before income taxes ($/BBL)**	28.42				28.42	(5.70)	21.69	53.36	27.01	24.64
Realized refining margins ($/BBL)***	26.86				26.86	7.89	26.72	38.76	25.03	24.96

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	22				22	115	597	264	(68)	908
Plus:
Taxes other than income taxes	33				33	24	19	31	17	91
Depreciation, amortization and impairments	54				54	60	63	76	80	279
Selling, general and administrative expenses	10				10	7	8	7	9	31
Operating expenses	350				350	306	306	451	423	1,486
Other segment (income) expense, net	1				1	1	—	(1)	(1)	(1)
Special items:
Regulatory compliance costs	—				—	—	13	—	—	13
Realized refining margins	470				470	513	1,006	828	460	2,807

Total processed inputs (MB)	28,416				28,416	28,877	30,199	28,897	27,484	115,457
Adjusted total processed inputs (MB)	28,416				28,416	28,877	30,199	28,897	27,484	115,457

Income (loss) before income taxes ($/BBL)**	0.77				0.77	3.98	19.77	9.14	(2.47)	7.86
Realized refining margins ($/BBL)***	16.53				16.53	17.74	33.31	28.64	16.77	24.31

WORLDWIDE
Income before income taxes	1,608				1,608	173	3,096	2,907	1,640	7,816
Plus:
Taxes other than income taxes	113				113	88	73	80	47	288
Depreciation, amortization and impairments	202				202	203	217	221	238	879
Selling, general and administrative expenses	45				45	30	33	43	47	153
Operating expenses	1,167				1,167	1,103	1,186	1,214	1,264	4,767
Equity in (earnings) losses of affiliates	(199)				(199)	21	(223)	(291)	(254)	(747)
Other segment (income) expense, net	25				25	9	11	5	(29)	(4)
Proportional share of refining gross margins contributed by equity affiliates	428				428	228	495	539	499	1,761
Special items:
Regulatory compliance costs	—				—	—	70	—	—	70
Realized refining margins	3,389				3,389	1,855	4,958	4,718	3,452	14,983

Total processed inputs (MB)	145,241				145,241	152,734	155,211	153,919	154,178	616,042
Adjusted total processed inputs (MB)*	163,552				163,552	171,310	173,205	175,609	175,033	695,157

Income before income taxes ($/BBL)**	11.07				11.07	1.13	19.95	18.89	10.64	12.69
Realized refining margins ($/BBL)***	20.72				20.72	10.83	28.62	26.87	19.73	21.55

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	273				273	191	489	368	281	1,329
Plus:
Depreciation and amortization	3				3	3	3	4	4	14
Selling, general and administrative expenses	181				181	182	210	218	198	808
Equity in earnings of affiliates	(3)				(3)	(7)	(16)	(30)	(18)	(71)
Other operating revenues*	(108)				(108)	(107)	(139)	(141)	(121)	(508)
Other expense, net	5				5	6	6	6	6	24
Realized marketing fuel margins	351				351	268	553	425	350	1,596

Total fuel sales volumes (MB)	152,662				152,662	169,196	170,899	170,473	170,362	680,930

Income before income taxes ($/BBL)	1.79				1.79	1.13	2.86	2.16	1.65	1.95
Realized marketing fuel margins ($/BBL)**	2.30				2.30	1.59	3.24	2.49	2.05	2.34

INTERNATIONAL
Income before income taxes	125				125	23	185	334	223	765
Plus:
Depreciation and amortization	18				18	18	19	17	18	72
Selling, general and administrative expenses	62				62	63	62	59	67	251
Equity in earnings of affiliates	(22)				(22)	(26)	(32)	(31)	(26)	(115)
Other operating revenues*	(13)				(13)	(12)	(9)	(35)	(6)	(62)
Other (income) expense, net	6				6	4	(3)	(3)	(5)	(7)
Marketing margins	176				176	70	222	341	271	904
Less: margin for nonfuel related sales	12				12	13	14	12	12	51
Realized marketing fuel margins	164				164	57	208	329	259	853

Total fuel sales volumes (MB)	25,380				25,380	24,926	25,329	26,501	26,106	102,862

Income before income taxes ($/BBL)	4.93				4.93	0.92	7.30	12.60	8.54	7.44
Realized marketing fuel margins ($/BBL)**	6.45				6.45	2.30	8.20	12.40	9.94	8.29

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	2,651				2,651	828	4,106	7,158	2,547	14,639
Special items	11				11	17	121	(2,950)	64	(2,748)
Adjusted income before income taxes	2,662				2,662	845	4,227	4,208	2,611	11,891

Income tax expense	574				574	171	924	1,618	535	3,248
Special items	2				2	4	3	(681)	39	(635)
Adjusted income tax expense	576				576	175	927	937	574	2,613

Effective tax rate (%)	21.7%				21.7%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%				21.6%	20.7%	21.9%	22.3%	22.0%	22.0%